UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2013

SOLARIS POWER CELLS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53982	46-3386352
(State or other	(Commission	(IRS Employer
jurisdiction
of incorporation)	File Number)	Identification No.)

3111 E. Taqhuitz Way, Palm Springs, California, 92262
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 760-600-5272

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01        Entry into a Material Definitive Agreement

On December 2, 2013, we entered into an agreement with Green Arrow Consulting, LLC, whereby Green Arrow Consulting LLC has agreed to provide certain public relations and corporate communications services to our company in consideration for the issuance of 250,000 shares of restricted common stock of our company for six months of services.

Item 3.02        Unregistered Sales of Equity Securities

On December 2, 2013 we agreed to issue 250,000 shares of our common stock to Green Arrow Consulting, LLC pursuant to the consulting agreement described in Item 1.01. Green Arrow Consulting, LLC is is a U.S. Person and in issuing securities to the investor we relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Rule 506 of Regulation D promulgated thereunder.

Item 9.01        Financial Statements and Exhibits.

(d)                    Exhibits

10.1	Consulting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS POWER CELLS, INC.

By:	/s/Vincent Palmieri
Authorized Signatory

December 6, 2013